Exhibit 10.3
FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT
AND REGISTRATION RIGHTS AGREEMENT
     This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT, dated as of July 20, 2010 (this “First Amendment”), is by and among Aradigm Corporation, a California corporation with offices located at 3929 Point Eden Way, Hayward, CA 94545 (the “Company”), and the undersigned investors.
     WHEREAS, the Company and the undersigned investors are parties to (i) that certain Securities Purchase Agreement, dated as of June 18, 2010 (the “Securities Purchase Agreement”), upon the terms and subject to the conditions of which, among other things, the Company issued and sold in a private placement an aggregate of 34,702,512 shares of the Company’s common stock and warrants to purchase an aggregate of 7,527,214 shares of the Company’s common stock and (ii) that certain Registration Rights Agreement, dated as of June 21, 2010 (the “Registration Rights Agreement”), upon the terms and subject to the conditions of which, among other things, the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended;
     WHEREAS, Section 9(e) of the Securities Purchase Agreement provides that no provision thereof may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least 81% of the Registrable Securities (as defined in the Registration Rights Agreement) and Section 10 of the Registration Rights Agreement provides that provisions thereof may be amended only with the written consent of the Company and the Required Holders, which is defined to mean the holders of at least 81% of the Registrable Securities;
     WHEREAS, the undersigned investors hold at least 81% of the Registrable Securities; and
     WHEREAS, the Company and the undersigned investors have negotiated, agreed and consented to amend certain provisions of the Securities Purchase Agreement and the Registration Rights Agreement as set forth in this First Amendment.
     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree and consent to the following:
     1. Defined Terms. Unless otherwise defined in this First Amendment, any capitalized term used herein and not otherwise defined herein shall have the respective meaning ascribed to such term set forth in the Securities Purchase Agreement.
     2. Amendment to Securities Purchase Agreement. Section 4(i) of the Securities Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“(i) Additional Registration Statements. Until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use, the Company shall not file a registration statement under the 1933 Act (other than any registration statement on Form S-8) unless such registration statement relates to the Registrable Securities (other than any registration statement on Form S-8); provided, however that this Section 4(i) shall not in any way prohibit the Company from (i) filing amendments to registration statements filed prior to the date of this Agreement so long as any such amendment does not increase the number of securities covered thereby or effect the issuance of any securities thereunder (other than pursuant to any registration statement on Form S-8) or (ii) including on any registration statement that relates to the Registrable Securities up to 26,000,000 additional shares of common stock, no par value, of the Company issued or issuable to Novo Nordisk A/S and/or its designee in connection with any transaction contemplating the cancellation of that certain Promissory Note and Security Agreement, dated as of July 3, 2006, by and between the Company and Novo Nordisk A/S. “Applicable Date” means the earlier of (i) the first date on which the resale by the Buyers of all Registrable Securities is covered by one or more effective Registration Statements (as defined in the Registration Rights Agreement) (and each prospectus contained therein is available for use on such date) and (ii) the date on which the Buyers of all Registrable Securities can freely sell such Registrable Securities under Rule 144.”
     3. Amendments to Registration Rights Agreement.
          (a) Section 1(d) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:
“(d) “Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of the (A) 81st calendar day after the Closing Date (or the 141st calendar day after the Closing Date in the event that such Registration Statement is subject to a full review by the SEC) and (B) 2nd Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 60th calendar day following the date on which the Company was required to file such additional Registration Statement (or the 120th calendar day after such date in the event that such Registration Statement is subject to full review by the SEC) and (B) 2nd Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such additional Registration Statement will not be reviewed or will not be subject to further review.”
          (b) Section 1(e) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:
“(e) “Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the 51st calendar day after the Closing Date and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.”
          (c) Section 2(i) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:
“(i) No Inclusion of Other Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders, except that the Company shall be permitted to include on any such Registration Statement up to 26,000,000 additional shares of common stock, no par value, of the Company issued or issuable to Novo Nordisk A/S and/or its designee in connection with any transaction contemplating the cancellation of that certain Promissory Note and Security Agreement, dated as of July 3, 2006, by and between the Company and Novo Nordisk A/S.”
     4. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this First Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.
     5. Effectiveness. The amendments set forth in this First Amendment shall be effective on the date on which the Company and investors holding at least 81% of the Registrable Securities shall have signed and delivered their respective counterparts to this First Amendment. Except as expressly amended by this First Amendment, the Securities Purchase Agreement and the Registration Rights Agreement shall each remain in full force and effect.
     6. Counterparts. This First Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
     7. Headings. The headings of this First Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this First Amendment.
[signature pages follow]

     IN WITNESS WHEREOF, the Company and each undersigned investor have caused their respective signature pages to this First Amendment to be duly executed as of the date first written above.
COMPANY:

ARADIGM CORPORATION
By:
Name:
Title:

INVESTORS:
FIRST EAGLE VALUE IN BIOTECHNOLOGY MASTER FUND, LTD.

By:
Name:
Title:

DEF ASSOCIATES N.V.		21 APRIL FUND, L.P.

By:		By:

	Name:		Name:
	Title:		Title:

21 APRIL FUND, LTD.		BISON TRADING, LLC

By:		By:

	Name:		Name:
	Title:		Title:

THE CONUS FUND, L.P.		THE CONUS FUND (QP), L.P.

By:		By:

	Name:		Name:
	Title:		Title:

THE CONUS FUND OFFSHORE MASTER FUND LIMITED		LAURENCE LYTTON

By:		By:

	Name:		Name:
Title: